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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-C As of and for the period from November 1, 1998 through September 30, 1999

Investor Allocation Percentage                          98.00%

Principal Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Principal Allocations
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Distributions
Class A1                                         8,071,245.00
Class A2                                        18,637,861.17
Class A3                                         3,225,840.80
Class B                                          2,748,882.36
                                             ----------------
     Total                                      32,683,829.33

Interest Allocations
Class A1                                         8,900,482.50
Class A2                                        20,552,709.92
Class A3                                         3,557,262.80
Class B                                          3,031,301.78
                                             ----------------
     Total                                      36,041,757.00

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                           829,237.50
Class A2                                         1,914,848.75
Class A3                                           331,422.00
Class B                                            282,419.42
                                             ----------------
     Total                                       3,357,927.67

Outstanding Principal Balance
Class A1                                       189,000,000.00
Class A2                                       424,500,000.00
Class A3                                        72,800,000.00
Class B                                         48,700,000.00
                                             ----------------
     Total                                     735,000,000.00


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                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-C As of and for the period from November 1, 1998 through September 30, 1999


Reimbursed Loss Amounts
Class A1                                           576,727.48
Class A2                                         1,295,348.22
Class A3                                           222,223.17
Class B                                            148,530.21
                                             ----------------
     Total                                       2,242,829.08

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                         1,732,440.01
Class A2                                         3,891,115.26
Class A3                                           667,539.38
Class B                                            446,172.05
                                             ----------------
     Total                                       6,737,266.70

Distributions To Transferor                        816,634.79
Allocations To Transferor                                0.00
Aggregate Net Investment Value                 749,942,882.63
Payments Ahead                                   1,859,817.22
Change in Payments Ahead from the
     previous year - increase/(decrease)         1,859,817.22
Servicer Advances                                2,096,888.85
Change in Servicer Advances from
     previous year - increase/(decrease)         2,096,888.85

Reserve Fund                                    41,249,380.29
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00
Maturity Advances Outstanding                            0.00